                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: October 8, 1999

                   Newcourt Equipment Trust Securities 1998-2

A New York               Commission File               I.R.S. Employer
Corporation              No. 333-34793                 No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054

                         Telephone Number (973) 606-3500

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report

Determination Date: October 8, 1999         Payment Date: October 15, 1999
Collection Period:  September 30, 1999


Item 5. Other


I.         Information Regarding the Contracts

        1.      Contract Pool Principal Balance

                a.      Beginning of Collection Period                                        $981,169,606
                b.      End of Collection Period                                              $949,822,290
                c.      Reduction for Collection Period                                       $ 31,347,316
        2.      Delinquent Scheduled Payments

                a.      Beginning of Collection Period                                        $ 12,409,407
                b.      End of Collection Period                                              $ 14,048,631
        3.      Liquidated Contracts
                a.      Number of Liquidated Contracts                                                 164
                        with respect to Collection Period                                     ------------
                b.      Required Payoff Amounts of Liquidated Contracts                       $  3,141,545
                c.      Total Reserve for Liquidation Expenses                                $          -
                d.      Total Liquidation Proceeds Received                                   $    277,553
                e.      Liquidation Proceeds Allocated to Owner Trust                         $    260,992
                f.      Liquidation Proceeds Allocated to Depositor                           $     16,561
                g.      Current Realized Losses                                               $  2,880,553
        4.      Prepaid Contacts

                a.      Number of Prepaid Contracts with respect                                       185
                        to Collection Period                                                  ------------
                b.      Required Payoff Amounts of Prepaid Contracts                          $  2,048,905
        5.      Purchased Contracts (by TCC)
                a.      Number of Contracts Purchased by TCC with                                        0
                        respect to Collection Period                                          ------------
                b.      Required Payoff Amounts of Purchased Contracts                        $          -


     6.  Delinquency Status of Contracts (End of Collection Period)

                            ---------------------------------------------------------------------------------------------------
                                                                                                  % of Aggregate
                                        Number of           % of          Aggregate Required     Required Payoff
                                        Contracts         Contracts         Payoff Amounts           Amounts
                            ---------------------------------------------------------------------------------------------------

         a.    Current                   56,796             90.20%            $ 889,311,091            92.26%
         b.    31-60 days                 3,116              4.95%            $  41,683,672             4.32%
         c.    61-90 days                 1,438              2.28%            $  17,026,054             1.77%
         d.    91-120 days                  777              1.23%            $   6,952,673             0.72%
         e.    120+ days                    843              1.34%            $   8,897,430             0.92%
         f.    Total                     62,970            100.00%            $ 963,870,921           100.00%




     7.  Historical Delinquency Experience with Respect to Contracts


         ---------------------------------------------------------------------------------------------------------------------------
                                    % of                    % of                    % of                    % of
                                  Aggregate               Aggregate               Aggregate              Aggregate
                               Required Payoff         Required Payoff         Required Payoff        Required Payoff
                                   Amounts                 Amounts                 Amounts                Amounts
           Collection
              Periods        31-60 Days Past Due     61-90 Days Past Due    91-120 Days Past Due     120+ Days Past Due
         ---------------------------------------------------------------------------------------------------------------------------

         09/30/99                   4.32%                   1.77%                   0.72%                  0.92%
         08/31/99                   4.44%                   1.58%                   0.68%                  0.79%
         07/31/99                   4.50%                   1.51%                   0.82%                  0.71%
         06/30/99                   4.21%                   1.83%                   0.67%                  0.67%
         05/31/99                   5.11%                   1.70%                   0.68%                  0.58%
         04/30/99                   4.19%                   1.28%                   0.53%                  0.52%
         03/31/99                   4.41%                   1.34%                   0.56%                  0.54%
         02/28/99                   5.64%                   1.79%                   0.58%                  0.45%
         01/31/99                   5.45%                   1.51%                   0.69%                  0.01%
         12/31/98                   4.64%                   1.30%                   0.01%                  0.01%

     8.  Historical Loss Experience With Respect to Contracts

                                                ----------------------------------------------------------------------------------
                                                     Collection       3 Collection      6 Collection Periods      Cumulative Since
                                                       Period        Periods Ending            Ending               Cut-off Date
                                                    September-99      September-99          September-99
                                                ----------------------------------------------------------------------------------
         a.    Number of Liquidated Contracts            164               461                  1,290                  1,528
         b.    Number of Liquidated
               Contracts as a Percentage               0.058%            0.164%                0.460%                  0.544%
               of Initial Contracts
         c.    Required Payoff Amounts of
               Liquidated Contracts                   3,141,545         7,075,390            16,248,859              19,913,081
         d.    Liquidation Proceeds Allocated
               to Owner Trust                          260,992           547,214               928,296               1,273,732
         e.    Aggregate Current Realized
               Losses                                 2,880,553         6,528,176            15,320,563              18,639,349
         f.    Aggregate Current Realized
               Losses as a Percentage of               0.215%            0.486%                1.141%                  1.388%
               Cut-off Date Contract Pool
               Principal Balance


II.   Information Regarding the Securities
     1.  Summary of Balance Information

               ---------------------------------------------------------------------------------------------------
                                                                    Principal Balance as of  Class Factor as of
                  Class                                Coupon          October 15, 1999       October 15, 1999
                                                        Rate             Payment Date           Payment Date
               ---------------------------------------------------------------------------------------------------
         a.    Class A-1 Notes                        5.195000%               $0                   0.00000
         b.    Class A-2 Notes                        5.290000%           $59,829,865              0.70163
         c.    Class A-3 Notes                        5.450000%          $470,004,229              1.00000
         d.    Class A-4 Notes                        5.450000%          $201,430,384              1.00000
         e.    Class A-5 Notes                        5.500000%           $91,605,174              0.74553
         f.    Class B Notes                          5.660000%           $15,442,996              1.00000
         g.    Class C Notes (Quarterly Paying)       6.190000%           $51,029,031              1.00000
         h.    Total                                  7.210000%           $74,529,242              1.00000
                                                        N.A.             $963,870,921              0.71777

               -------------------------------------------------------------------------------------------------

                                                   Principal Balance as of     Class Factors as of
                  Class                               September 15, 1999        September 15, 1999
                                                         Payment Date              Payment Date
               -------------------------------------------------------------------------------------------------
         a.    Class A-1 Notes                            $1,814,844                 0.00563
         b.    Class A-2 Notes                           $85,272,196                 1.00000
         c.    Class A-3 Notes                           $470,004,229                1.00000
         d.    Class A-4 Notes                           $201,430,384                1.00000
         e.    Class A-5 Notes                           $94,056,091                 0.76548
         f.    Class B Notes                             $15,442,996                 1.00000
         g.    Class C Notes (Quarterly Paying)          $51,029,031                 1.00000
         h.    Total                                     $74,529,242                 1.00000
                                                         $993,579,013                0.73989

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $963,870,921 and the CCA Balance is $79,641,282.

2.  Monthly Principal Amount
    a. Principal Balance of Notes and Equity Certificates
       (End of Prior Collection Period)                                    $   993,579,013
    b. Contract Pool Principal Balance (End of Collection Period)          $   949,822,290
    c. Monthly Principal Amount                                            $    43,756,723
3.  Gross Collections
    a. Scheduled Payments Received                                         $    31,368,893
    b. Liquidation Proceeds Allocated to Owner Trust                       $       260,992
    c. Required Payoff Amounts of Prepaid Contracts                        $     2,048,905
    d. Required Payoff Amounts of Purchased Contracts                      $          --
    e. Proceeds of Clean-up Call                                           $          --
    f. Investment Earnings on Collection Account and Note Distribution.    $        84,501
    g. Extension Fees Allocated to Owner Trust                             $          --
    h. Total Gross Collections (sum of (a) through (g))                    $    33,763,291

4.  Determination of Available Funds                                       $    33,763,291
    a. Total Gross Collections                                             $     1,615,001
    b. Withdrawal from Cash Collateral Account                             $    35,378,292
    c. Total Available Funds



5.  Application of Available Funds

     -----------------------------------------------------------------------------------
               Item                             Amount         Remaining Available Funds
     -----------------------------------------------------------------------------------
     a.    Total Available Funds                                           $ 35,378,292
     b.    Servicing Fee                      $  1,022,052                 $ 34,356,240
     c.    Interest on Notes:
           i) Class A-1 Notes                 $      7,857                 $ 34,348,384
           ii) Class A-2 Notes                $    375,908                 $ 33,972,475
           iii) Class A-3 Notes               $  2,134,603                 $ 31,837,873
           iv) Class A-4 Notes                $    914,830                 $ 30,923,043
           v) Class A-5 Notes                 $    431,090                 $ 30,491,953
           vi) Class B Notes                  $     72,839                 $ 30,419,113
           vii) Class C Notes                 $    263,225                 $ 30,155,888
           viii) Class D Notes                $    447,797                 $ 29,708,092
     d.    Principal of Notes
           i) Class A-1 Notes                 $  1,814,844                 $ 27,893,248
           ii) Class A-2 Notes                $ 25,442,331                 $  2,450,918
           iii) Class A-3 Notes               $     -                      $  2,450,918
           iv) Class A-4 Notes                $     -                      $  2,450,918
           v) Class A-5 Notes                 $  2,450,918                 $         (0)
           vi) Class B Notes                  $     -                      $         (0)
           vii) Class C Notes                 $     -                      $         (0)
           viii) Class D Notes                $     -                      $         (0)
     e.    Deposit to Cash
           Collateral Account                 $     -                      $         (0)
     f.    Amount to be applied in
           accordance with CCA
           Loan Agreement                     $     -                      $        (0)
     g.    Balance, if any, to Equity
           Certificates                       $     -                      $        (0)

III. Information Regarding the Cash Collateral Account

       1.  Balance Reconciliation

           ------------------------------------------------------------------------------------------------------------------------
                                                                                               October 15, 1999
                                            Item                                                 Payment Date
           ------------------------------------------------------------------------------------------------------------------------
           a.    Available Cash Collateral Amount (Beginning)                                                       81,256,282
           b.    Deposits to Cash Collateral Account                                                                      -
           c.    Withdrawals from Cash Collateral Account                                                            1,615,001
           d.    Releases of Cash Collateral Account Surplus                                                              -
                 (Excess, if any of (a) plus (b) minus (c) over (f))
           e.    Available Cash Collateral Amount (End)                                                             79,641,282
                 (Sum of (a) plus (b) minus (c) minus (d))
           f.    Requisite Cash Collateral Amount                                                                   94,000,846
           g.    Cash Collateral Account Shortfall
                 (Excess, if any, of (f) over (e))                                                                  14,359,564

       2.        Calculation of Requisite Cash Collateral Amount
           a.    For Payment Dates from, and including, the
                 January 1999 Payment Date  to,
                 and including, the December 1999 Payment Date
                 1) Initial Cash Collateral Amount                                                                  94,000,846
           b.    For Payment Dates from, and including, the
                 January 2000 Payment Date until
                  the Final Payment Date, the sum of
                 1) 8.25% of the Contract Pool Principal Balance
                 2) The Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance less the
                  Contract Pool Principal Balance
                 3) Total ((1) plus (2))
           c.    Floor equal to the lesser of
                 1) 1.25% of Cut-Off Date Contract Pool Principal
                 Balance ($16,785,865); and
                 2) the Aggregate Principal Balance of the Notes
                 and the Equity Certificate Balance
           d.    Requisite Cash Collateral Amount

       3.        Calculation of Cash Collateral Account Withdrawals
           a.    Interest Shortfalls                                                                                      -
           b.    Principal Deficiency Amount                                                                         1,615,001
           c.    Principal Payable at Stated Maturity Date of
                 Class of Notes or Equity Certificates                                                                    -
           d.    Total Cash Collateral Account Withdrawals                                                           1,615,001


IV.    Information Regarding Distributions on Securities

               ---------------------------------------------------------------------------------------------------------------------
                          Distribution                  Class A-1        Class A-2            Class A-3              Class A-4
                             Amounts                      Notes            Notes                Notes                  Notes
               ---------------------------------------------------------------------------------------------------------------------
               1. Interest Due                         $     7,857        $    375,908       $ 2,134,603                $ 914,830
               2. Interest Paid                        $     7,857        $    375,908       $ 2,134,603                $ 914,830
               3. Interest Shortfall                   $         -        $       -          $     -                    $    -
               ((1) minus (2))
               4. Principal Paid                       $ 1,814,844        $ 25,442,331       $     -                    $    -
               5. Total Distribution Amount            $ 1,822,701        $ 25,818,239       $ 2,134,603                $ 914,830
               ((2) plus (4))




               --------------------------------------------------------------------------------------------
                          Distribution               Class A-5           Class B               Class C
                            Amounts                    Notes              Notes                 Notes
               --------------------------------------------------------------------------------------------
               1. Interest Due                         $   431,090          $ 72,839          $ 263,225
               2. Interest Paid                        $   431,090          $ 72,839          $ 263,225
               3. Interest Shortfall                   $      -             $    -            $    -
               ((1) minus (2))
               4. Principal Paid                       $ 2,450,918          $    -            $    -
               5. Total Distribution Amount            $ 2,882,008          $ 72,839          $ 263,225
               ((2) plus (4))


               ------------------------------------------------------------------------------
                          Distribution                Class D
                            Amounts                    Notes                  Totals
               ------------------------------------------------------------------------------
               1. Interest Due                         $  447,797          $  4,648,148
               2. Interest Paid                        $  447,797          $  4,648,148
               3. Interest Shortfall                   $     -             $     -
               ((1) minus (2))
               4. Principal Paid                       $     -             $ 29,708,092
               5. Total Distribution Amount            $ 447,797           $ 34,356,240
               ((2) plus (4))


 V.      Information Regarding Other Pool Characteristics

         ------------------------------------------------------------------------------------------
                                                          As of End of           As of End of
                       Item                               September-99             August-99
                                                        Collection Period      Collection Period
         ------------------------------------------------------------------------------------------
     1.  Original Contract Characteristics
         a.    Original Number of Contracts                  69,983                  N.A.
         b.    Cut-Off Date Contract Pool                $1,342,869,226              N.A.
               Principal Balance
         c.    Original Weighted Average                      46.30                  N.A.
                Remaining Term
         d.    Weighted Average                               56.50                  N.A.
               Original Term
     2.  Current Contract Characteristics
         a.    Number of Contracts                           62,970                 63,696
         b.    Average Contract                              $15,084                $15,404
               Principal Balance
         c.    Weighted Average                               39.0                   39.7
               Remaining Term

                                   Page 7 of 9








VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule


         -----------------------------------------------------------------------
         Payment Date                                            Since Issue
           Period                                                    CPR
         -----------------------------------------------------------------------
         0                            December-98
         1                             January-99                  1.060%
         2                               Feb-99                    4.881%
         3                               Mar-99                    9.207%
         4                              April-99                   10.595%
         5                               May-99                    10.294%
         6                               Jun-99                    9.272%
         7                               Jul-99                    9.814%
         8                               Aug-99                    8.969%
         9                               Sep-99                    8.813%
         10                              Oct-99                    8.067%

II. Purchased, Liquidated and Paid Contracts

       A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on October 15, 1999 .


   This Certificate shall constitute the Servicer's Certificate as required by
    Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                            THOMAS G. ADAMS
                            ---------------
                            Thomas G. Adams
                            Senior Vice President, Financial Reporting